UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  May 17, 2021
First Busey Corporation
(Exact name of registrant as specified in its charter)
Nevada	000-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 W. University Avenue
Champaign, Illinois  61820
(Address of principal executive offices) (Zip code)
217-365-4544
(Registrant's telephone number, including area code)
 N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BUSE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

As previously announced, on January 19, 2021, First Busey Corporation, a Nevada corporation (“First Busey”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cummins-American Corp., an Indiana corporation (“CAC”), and Energizer Acquisition Corporation, an Indiana corporation and a direct, wholly owned subsidiary of First Busey (“Merger Sub”), pursuant to which Merger Sub will merge with and into CAC, with CAC surviving the merger as a wholly owned subsidiary of First Busey (the “Merger”). Immediately thereafter, CAC will merge with and into First Busey (the “Parent Merger” and, together with the Merger, the “Mergers”).

On May 17, 2021, CAC’s shareholders voted to approve the Merger Agreement. Moreover, First Busey has received approval of the Mergers from the Board of Governors of the Federal Reserve System. This approval was contingent on First Busey receiving all other regulatory approvals, which now have been received.

The Merger is anticipated to be effective as of May 31, 2021, and remains subject to the satisfaction of customary closing conditions. At a date following the completion of the Mergers, First Busey intends to merge Glenview State Bank (“GSB”), CAC’s wholly-owned bank subsidiary, with and into Busey Bank, First Busey's wholly-owned bank subsidiary, with Busey Bank as the surviving bank (the “Bank Merger”).  At the time of the Bank Merger, GSB’s banking offices will become branches of Busey Bank.

This Current Report on Form 8-K includes forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include but are not limited to comments with respect to the objectives and strategies and business of First Busey.

These forward-looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward-looking statements will not be achieved.  First Busey cautions you not to place undue reliance on these forward-looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2021	FIRST BUSEY CORPORATION

	By:	/s/ Jeffrey D. Jones
	Name:	Jeffrey D. Jones
	Title:	Chief Financial Officer